Equity	12 Months Ended
Jun. 30, 2012
Equity [Abstract]
Equity
Equity
The balance of accumulated other comprehensive (loss) in shareholders' equity is comprised of the following:

	2012	2011
Foreign currency translation	$(51,125)	$316,010
Retirement benefit plans	(1,364,138)	(766,159)
Other	(637)	(841)

The balance of accumulated other comprehensive (loss) income in noncontrolling interests relates to foreign currency translation and amounted to $1,238 and $26,844, at June 30, 2012 and June 30, 2011, respectively.
Share Repurchases - The Company has a program to repurchase its common shares. In August 2011, the Board of Directors of the Company authorized the repurchase of up to 15 million shares under the program. Subject to this overall limitation, each fiscal year the Company is authorized to repurchase an amount of common shares equal to the greater of 7.5 million shares or five percent of the shares outstanding as of the end of the prior fiscal year. In April 2012, the Board of Directors of the Company modified the repurchase program such that, for 2012, the fiscal year limitation was eliminated and the number of shares authorized for repurchase under the program was increased to 16 million, exclusive of any shares previously repurchased during 2012. Repurchases are funded primarily from operating cash flows and commercial paper borrowings, and the shares are initially held as treasury stock. The number of common shares repurchased at the average purchase price follows:

	2012	2011	2010
Shares repurchased	6,395,866	8,008,926	441,118
Average price per share	$71.20	$86.54	$56.67